SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
SUBSEQUENT EVENTS

NOTE 11. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed consolidated financial statements were issued. Based upon this review, except as noted below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the unaudited condensed consolidated financial statements.

Business Combination Closing

On October 7, 2022 (the “Closing Date”), Dragonfly Energy Holdings Corp., a Delaware corporation (f/k/a Chardan NexTech Acquisition 2 Corp. (“Chardan”)), consummated the previously announced merger pursuant to the Business Combination Agreement, dated May 15, 2022, as amended by the Amendment to the Business Combination Agreement, dated July 12, 2022, by and among Chardan, Bronco Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Chardan (“Merger Sub”), and Dragonfly Energy Corp., a Nevada corporation (“Legacy Dragonfly”). Chardan’s stockholders approved the Transactions (as defined below) at a special meeting of stockholders held on October 6, 2022.

Pursuant to the Business Combination Agreement, Merger Sub merged with and into Legacy Dragonfly (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with Legacy Dragonfly continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Chardan. On the Closing Date, the registrant changed its name from Chardan NexTech Acquisition 2 Corp. to Dragonfly Energy Holdings Corp.

Merger Consideration

At the Closing, by virtue of the Merger and without any action on the part of Chardan, Merger Sub, Legacy Dragonfly or the holders of any of the following securities:

(a)

Each outstanding share of Legacy Dragonfly’s common stock, par value $0.001 per share(“Legacy Dragonfly Common Stock”), converted into (i) a certain number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), totaling 41,500,000 shares (including the conversion and assumption of the options to purchase shares of Legacy Dragonfly Common Stock described below), which is equal to (x) $415,000,000 divided by (y) $10.00 (the “Merger Consideration”) and (ii) the contingent right to receive Earnout Shares (as defined below) (which may be zero) following the Closing.

(b)

Each option to purchase shares of Legacy Dragonfly Common Stock, was assumed and converted into options to acquire shares of Common Stock. The portion of the Merger Consideration reflecting the conversion of the Legacy Dragonfly options was calculated assuming that all the Company options are net-settled. With respect to the Company options received in respect of Legacy Dragonfly options that are outstanding immediately prior to the Closing and cash exercised after the Closing, up to 627,498 additional shares of Common Stock may be issued. At the Closing, approximately 38,576,648 shares of the Merger Consideration was allocated to holders of outstanding shares of Legacy Dragonfly Common Stock and 3,664,975 shares of the Merger Consideration was allocated to holders of the assumed Legacy Dragonfly options.

Earnout Merger Consideration

In addition to the Merger Consideration set forth above, additional contingent shares (“Earnout Shares”) may be payable to each holder of shares of Legacy Dragonfly Common Stock in the Merger, subject to achieving specified milestones, up to an aggregate of 40,000,000 additional shares of Common Stock in three tranches.

The first tranche of 15,000,000 shares is issuable if the Company’s 2023 total audited revenue is equal to or greater than $250 million and the Company’s 2023 audited operating income is equal to or greater than $35 million. The second tranche of 12,500,000 shares is issuable upon achieving a volume-weighted average trading price threshold of Common Stock over any 20 Trading Days (which may or may not be consecutive) within any 30 consecutive Trading Day period of at least $22.50 on or prior to December 31, 2026, and the third tranche of 12,500,000 shares is issuable upon achieving a volume-weighted average trading price threshold of Common Stock over any 20 Trading Days (which may or may not be consecutive) within any 30 consecutive Trading Day period of at least $32.50 on or prior to December 31, 2028. To the extent not previously earned, the second tranche is issuable if the $32.50 price target is achieved by December 31, 2028.

Upon the consummation of a change of control transaction during either the second milestone earnout period or the third milestone earnout period, any earnout milestone with respect to such earnout period that has not yet been achieved shall automatically be deemed to have been achieved if a change of control transaction is announced with an imputed share price of Common Stock of at least $22.50 on or prior to the end of second earnout period or $32.50 on prior to the third earnout period.

A description of the Merger and the terms of the Business Combination Agreement are included in the proxy statement/prospectus, dated September 16, 2022 (the “Proxy Statement/Prospectus”) as filed with the SEC in the section entitled “Proposal No. 1 — The Business Combination Proposal” of the Proxy Statement/Prospectus.

PIPE Investment

Pursuant to the subscription agreement, dated as of May 15, 2022 (the “Subscription Agreement”), by and between Chardan and Chardan NexTech Investments 2 LLC (or an affiliate thereof if assigned pursuant to the Subscription Agreement, the “Sponsor”), the Sponsor agreed to purchase, and Chardan agreed to sell to the Sponsor, an aggregate of 500,000 shares of Chardan common stock (“Chardan Common Stock”) for gross proceeds to Chardan of $5 million in a private placement. On September 28, 2022, the Sponsor and Chardan Capital Markets LLC, a New York limited liability company (“CCM LLC”), entered into an assignment, assumption and joinder agreement, pursuant to which the Sponsor assigned all of the Sponsor’s rights, benefits and obligations under the Subscription Agreement to CCM LLC.

Under the Subscription Agreement, the number of shares of Chardan Common Stock that CCM LLC was obligated to purchase was to be reduced by the number of shares of Chardan Common Stock that CCM LLC purchased in the open market, provided that such purchased shares were not redeemed, and the aggregate price to be paid under the Subscription Agreement was to be reduced by the amount of proceeds received by the Company because such shares are not redeemed (the “Offset”). During the week of September 26, 2022 CCM LLC acquired in the open market in total 485,000 shares of Common Stock at purchase prices per share ranging from $10.33 to $10.38 (such shares, the “Purchased Shares”). The Purchased Shares were not redeemed, resulting in (i) the Company’s receipt of $5,016,547 from the Trust Account (based on a per share redemption price of $10.34) and (ii) a reduction in CCM LLC’s purchase commitment under the Subscription Agreement to zero in accordance with the Offset.

Debt Financing

Loan Agreement

Consistent with the previously disclosed commitment letter (the “Debt Commitment Letter”) between Chardan and Legacy Dragonfly, CCM Investments 5 LLC, an affiliate of CCM LLC (“CCM 5”, and in connection with the Term Loan, the “Chardan Lender”), and EICF Agent LLC (“EIP” and, collectively with the Chardan Lender, the “Initial Term Loan Lenders”), in connection with the Closing, Chardan, Legacy Dragonfly and the Initial Term Loan Lenders entered into the Term Loan, Guarantee and Security Agreement (the “Term Loan Agreement”) setting forth the terms of a senior secured term loan facility in an aggregate principal amount of $75 million (the “Term Loan”). The Chardan Lender backstopped its commitment under the Debt Commitment Letter by entering into a backstop commitment letter, dated as of May 20, 2022 (the “Backstop Commitment Letter”), with a certain third-party financing source (the “Backstop Lender” and collectively with EIP, the “Term Loan Lenders”), pursuant to which the Backstop Lender committed to purchase from the Chardan Lender the aggregate amount of the Term Loan held by the Chardan Lender (the “Backstopped Loans”) immediately following the issuance of the Term Loan on the Closing Date. Pursuant to an assignment agreement, the Backstopped Loans were assigned by CCM 5 to the Backstop Lender on the Closing Date.

Pursuant to the terms of the Term Loan Agreement, the Term Loan was advanced in one tranche on the Closing Date. The proceeds of the Term Loan were used (i) to refinance on the Closing Date prior indebtedness, (ii) to support the Transaction under the Business Combination Agreement, (iii) for working capital purposes and other corporate purposes, and (iv) to pay any fees associated with transactions contemplated under the Term Loan Agreement and the other loan documents entered into in connection therewith, including the transactions described in the foregoing clauses (i) and (ii) and fees and expenses related to the business combination. The Term Loan amortizes in the amount of 5% per annum beginning 24 months after the Closing Date and matures on the fourth anniversary of the Closing Date (“Maturity Date”). The Term Loan accrues interest (i) until April 1, 2023, at a per annum rate equal to the adjusted Secured Overnight Financing Rate (“SOFR”) plus a margin equal to 13.5%, of which 7% will be payable in cash and 6.5% will be paid in-kind, (ii) thereafter until October 1, 2024, at a per annum rate equal to adjusted SOFR plus 7% payable in cash plus an amount ranging from 4.5% to 6.5%, depending on the senior leverage ratio of the consolidated company, which will be paid-in-kind and (iii) at all times thereafter, at a per annum rate equal to adjusted SOFR plus a margin ranging from 11.5% to 13.5% payable in cash, depending on the senior leverage ratio of the consolidated company. In each of the foregoing cases, adjusted SOFR will be no less than 1%.

Warrant Agreements

In connection with the entry into the Term Loan Agreement, and as a required term and condition thereof, the Company entered into (i) the penny warrant to issue penny warrants to the Term Loan Lenders under the Term Loan exercisable to purchase 2,593,056 shares, which is equal to approximately 5.6% of Common Stock calculated on an agreed fully diluted outstanding basis on the issuance date (the “Penny Warrants”) and (ii) the $10 warrant to issue warrants to the Term Loan Lenders under the Term Loan exercisable to purchase 1,600,000 shares of Common Stock at $10 per share (the “$10 Warrants” and, together with the Penny Warrants, the “Warrants”). The additional shares of Common Stock will dilute the pro forma ownership of the other Company stockholders of proportionately.

ChEF Equity Facility

Consistent with the previously disclosed equity facility letter agreement between Legacy Dragonfly and CCM 5, the Company and CCM LLC entered into a purchase agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “ChEF RRA”) in connection with the Closing. Pursuant to the Purchase Agreement, the Company has the right to sell to CCM LLC an amount of shares of Common Stock, up to a maximum aggregate purchase price of $150 million, from time to time, pursuant to the terms of the Purchase Agreement. In addition, the Company appointed LifeSci Capital, LLC as “qualified independent underwriter” with respect to the transactions contemplated by the Purchase Agreement.

Pursuant to, on the terms of, and subject to the satisfaction of the conditions in the Purchase Agreement, including the filing and effectiveness of a registration statement registering the resale by CCM LLC of the shares of Common Stock issued to it under the Purchase Agreement, the Company will have the right from time to time at its option to direct CCM LLC to purchase up to a specified maximum amount of shares of Common Stock, up to a maximum aggregate purchase price of $150 million, over the term of the equity facility (“ChEF Equity Facility”).

Other Agreements

Related Agreements

Concurrently with the execution of the Business Combination Agreement, Chardan, Legacy Dragonfly and the Sponsor entered into a sponsor support agreement.

Indemnification of Directors and Officers

On the Closing Date, in connection with the consummation of the Transactions, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements, among other things, will require the Company to indemnify the Company’s directors and executive officers for certain expenses, including attorneys’ fees, judgments and fines incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

Registration Rights Agreement

On the Closing Date, in connection with the consummation of the Transactions, the Company entered into the Amended and Restated Registration Rights Agreement with the Sponsor, Chardan’s officers, directors, initial stockholders, CCM LLC and Warrant Holdings, an affiliate of the Sponsor (collectively, the “Insiders”) and certain Legacy Dragonfly stockholders.

NOTE 11. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

New Dragonfly
SUBSEQUENT EVENTS

NOTE 11 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through November 14, 2022, the date that the condensed financial statements were available to be issued. Based upon this review, other than noted below, the Company did not identify any subsequent events that would have required adjustment to or disclosure in the condensed financial statements.

On October 7, 2022, the Company's stockholders approved the Business Combination, by and among the company formerly known as CNTQ, Dragonfly Energy Corp., and Bronco Merger Sub, Inc., pursuant to which Bronco Merger Sub, Inc. was merged with and into Dragonfly, with Dragonfly surviving the merger.

As a result of the Merger, and upon consummation of the Merger and other transactions contemplated by the Business Combination Agreement, Dragonfly became a wholly owned subsidiary of CNTQ. Upon the closing of the Business Combination the Company changed it's name to Dragonfly Energy Holdings Corp. ("New Dragonfly"), with stockholders of Dragonfly becoming stockholders of New Dragonfly.

The following transactions at closing of the Merger included:

●	Merger sub merged with and into Dragonfly, with Dragonfly surviving as a wholly owned subsidiary of New Dragonfly;
●	each issued and outstanding share of capital stock of Dragonfly converted into a number of shares of New Dragonfly Common Stock equal to the product of (x) the conversion ratio applicable to such share, under Dragonfly's certificate of incorporation multiplied by (y) 1.182, which is the quotient obtained by dividing (a) 41,500 by (b) the number of Fully-Diluted Shares as defined in the Business Combination Agreement;
●	each Dragonfly Option converted into an option to purchase a number of shares of New Dragonfly Common Stock in Accordance with the terms and subject to the conditions of the Business Combination Agreement;
●	each Dragonfly Warrant, to the extent outstanding and unexercised, converted into a warrant to acquire shares of New Dragonfly Common Stock in accordance with the terms and subject to the conditions of the Business Combination Agreement, and
●	each share of CNTQ Class A Common Stock that was issued and outstanding immediately prior to the Merger became one share of New Dragonfly Common Stock.

In connection with the term loan agreement issued in the PIPE financing (as described in note 1 of the financial statements), the Company entered into (i) the penny warrant to issue penny warrants to the Term Loan Lenders under the Term Loan exercisable to purchase 2,593,056 shares, which is equal to approximately 5.6% of Common Stock calculated on an agreed fully diluted outstanding basis on the issuance date (the “Penny Warrants”) and (ii) the $10 warrant to issue warrants to the Term Loan Lenders under the Term Loan exercisable to purchase 1,600,000 shares of Common Stock at $10 per share (the “$10 Warrants” and, together with the Penny Warrants, the “Warrants”). The additional shares of Common Stock will dilute the pro forma ownership of the other Company stockholders of proportionately.

On October 7, 2022, the Company entered into a purchase agreement and registration rights agreement with CCM LLC. Pursuant to the purchase agreement, the Company has the right to sell to CCM LLC an amount of shares of common stock, up to a maximum aggregate purchase price of $150 million, from time to time, pursuant to the terms of the Purchase Agreement. In addition, the Company appointed LifeSci Capital, LLC as a "qualified independent underwriter" with respect to the transactions contemplated by the Purchase agreement.

On November 4, 2022, the Board of the Company announced that Sean Nichols, the Company’s Chief Operating Officer, would be leaving the Company. Mr. Nichols and the Company have entered into a separation and release agreement (the “Separation Agreement”) on November 2, 2022. Pursuant to the Separation Agreement, Mr. Nichols will receive a cash payment of $100,000 in one installment in December 2022 and a cash payment of $1,000,000 in 24 monthly installments commencing in December 2022. Mr. Nichols’ outstanding equity awards granted by the Company will fully vest and, in the case of options, will be exercisable for 12 months following his termination date. The Separation Agreement also provides the Company will pay a portion of Mr. Nichols’ premiums to continue participation in the Company’s health insurance plans for up to 18 months following his termination. The Separation Agreement includes a general release of claims by Mr. Nichols and certain restrictive covenants in favor of the Company, including non-competition and non-solicitation covenants for 12 months following his termination date.

NOTE 11 — SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2021 through April 20, 2022, which is the date the financial statements were available for issuance and has determined that there are no subsequent events requiring adjustment to or disclosure in the financial statements, other than as follows:

On January 1, 2022, the Company (the “Buyer”) entered into an asset purchase agreement (the “APA”) with Bourns Production, Inc., a Nevada corporation (the “Seller”) pursuant to which the Buyer acquired machinery and equipment of the Seller as set forth in the APA for a purchase price of $197.

On February 2, 2022, the Company entered into a 124-month lease agreement in Reno, Nevada. The lease calls for monthly base rent of $230, $23 of fix operating expense costs, and estimated monthly property taxes of $21. The monthly base rent and fixed operating expense costs are subject to escalation of 3% and 2.4%, respectively, on an annual basis. The first payment is due upon substantial completion of construction of the building which is expected to be within 2 years from the effective date.